Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Exhibit 10.21

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

THIS DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT is made as of February 28, 2012 (the “Effective Date”) by and between bluebird bio, Inc., a Delaware corporation with an office at 840 Memorial Drive, Cambridge, MA 02139 (“bluebird bio”) and Progenitor Cell Therapy, LLC, a Delaware limited liability company with an office at 4 Pearl Court, Suite C, Allendale, New Jersey 07401 (“Manufacturer”).

RECITALS:

WHEREAS, bluebird bio desires to engage Manufacturer to perform certain Development and/or Manufacturing Services (as those terms are defined below), on the terms and conditions set forth below, and Manufacturer desires to perform such Services for bluebird bio.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth in this Agreement, the parties hereto agree as follows:

1.    Definitions. Unless this Agreement expressly provides to the contrary, the following terms, whether used in the singular or plural, have the respective meanings set forth below.

1.1    “Affiliate” means, with respect to either bluebird bio or Manufacturer, any corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with bluebird bio or Manufacturer, as the case may be. As used in the definition of Affiliate, “control” means (a) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction), and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect more than fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.2    “Agreement” means this Development and Manufacturing Services Agreement, together with all Appendices attached hereto, as amended from time to time by the parties in accordance with Section 15.7, and all fully signed Work Orders entered into by the parties.

1.3    “Additional Audit” has the meaning set forth in Section 5.2(d)(ii).

1.4    “Additional Services” has the meaning set forth in Section 8.8.

1.5    “Applicable Law” means all applicable laws, rules, ordinances and regulations of (a) any state, federal and/or local government or Authority of the United States and (b) any Authority in the European Union if expressly set forth in a Work Order, and, in the case of both (a) and (b), as amended from time to time including cGMP (if applicable).

1.6    “Asset Use” has the meaning set forth in Section 8.8.

1.7    “Authority” means any government regulatory authority responsible for granting approvals for the performance of Services under this Agreement or for issuing regulations pertaining to the Manufacture and/or use of Product, including the FDA.

1.8    “Batch” means a specific quantity of Product that is intended to be of uniform character and quality, within specified limits, and is produced during the same cycle of Manufacture as defined by the applicable Batch record.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.9    “Batch Documentation” has the meaning set forth in Section 6.2.

1.10    “Bluebird Equipment” means the Equipment, if any, identified on the applicable Work Order or as otherwise agreed to in writing by the parties as being provided by bluebird bio or purchased or otherwise acquired by Manufacturer at bluebird bio’s expense.

1.11    “Bluebird Indemnitees” has the meaning set forth in Section 12.1.

1.12    “Bluebird Materials” means the materials identified in the applicable Work Order or as otherwise agreed to in writing by the parties as being provided by bluebird bio, including labels (if any) for Product.

1.13    “Bluebird Technology” means [***] (i) existing prior to the Effective Date, or (ii) developed or obtained by or on behalf of bluebird bio independent of this Agreement and without reliance upon the Confidential Information of Manufacturer.

1.14    “Business Day” means any day other than a Saturday, Sunday or local, state or federal holidays or a day Manufacturer has scheduled as a holiday.

1.15    “Business Hours” are (1) 8:30 a.m. - 5:00 p.m. on any Business Day except Fridays and (2) 8:30 a.m. - 12:30 p.m. on any Friday which is a Business Day, in the case of both (1) and (2) in the time zone of the applicable Facility.

1.16    “Certificate of Analysis” means a document signed by an authorized representative of the party conducting testing, describing Specifications for, and testing methods applied to, Product, and the results of testing.

1.17    “Certificate of Compliance” means a document signed by an authorized representative of Manufacturer, certifying that a particular Batch was Manufactured in accordance with cGMP (if applicable, the Specifications, and in all material respects with Applicable Law other than cGMP (if applicable).

1.18    “cGMP” means current good manufacturing practices and regulations applicable to the Manufacture of Product that are promulgated by any Authority (a) of the United States, including the FDA, and (b) of the European Union, if expressly set forth in a Work Order.

1.19    “Change Order” has the meaning set forth in Section 5.3(a).

1.20    “COLA” has the meaning set forth in Section 8.6.

1.21    “Compliance Audit” has the meaning set forth in Section 5.2(d)(ii).

1.22    “Confidential Information” has the meaning set forth in Section 10.

1.23    “Defective Product” means a Batch of Product that has not been Manufactured in accordance with the terms of this Agreement and the applicable Work Order, does not comply with the Specifications and/or was not Manufactured in compliance with cGMP (if applicable) and the Manufacturing Process.

1.24    “Determination Date” has the meaning set forth in Section 8.6.

1.25    “Develop” or “Development” means the studies and other activities conducted by Manufacturer under this Agreement to develop and/or validate all or any part of a Manufacturing Process including analytical tests and methods, formulations and dosage forms and stability.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
1.26    “Discloser” has the meaning set forth in Section 10.4.

1.27    “Disputed Charge” has the meaning set forth in Section 8.2.

1.28    “Equipment” means any equipment or machinery, including Bluebird Equipment, used by Manufacturer in the Development and/or Manufacturing of Product, or the holding, processing, testing or release of Product.

1.29    “Expense Prepayment” has the meaning set forth in Section 8.9.

1.30    “Facility” means the facilit(ies) of Manufacturer as set forth in the applicable Work Order.

1.31    “FDA” means the United States Food and Drug Administration, and any successor agency having substantially the same functions.

1.32    “FDCA” means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §321 et seq., as amended from time to time.

1.33    “force majeure” has the meaning set forth in Section 15.2.

1.34    “Improvements” means all Technology and discoveries, inventions, developments, modifications, innovations, updates, enhancements, improvements, writings or rights (whether or not protectable under patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice in the performance of Services under this Agreement.

1.35    “Independent Consultant” has the meaning set forth in Section 6.5.

1.36    “Manufacture” and “Manufacturing” means any steps, processes and activities necessary to produce Product including the manufacturing, processing, packaging, labeling, quality control testing, stability testing, release, storage or supply of Product.

1.37    “Manufacturer Indemnitees” has the meaning set forth in Section 12.2.

1.38    “Manufacturer Technology” means the Technology of Manufacturer (a) existing prior to the Effective Date; or (b) developed or obtained by or on behalf of Manufacturer independent of this Agreement and without reliance upon the Confidential Information of bluebird bio.

1.39    “Manufacturing Process” means any and all processes and activities (or any step in any process or activity) used or planned to be used by Manufacturer to Manufacture Product, as evidenced in the Batch Documentation or master Batch Documentation.

1.40    “On-Site Consultations” has the meaning set forth in Section 5.2(d)(i).

1.41    “Product” means [***].

1.42    “Prospective Cost Increase” means enactment or modification of an applicable foreign, state or federal statute or regulation thereof, including Applicable Laws, which (i) occurs after the execution of the applicable Work Order by Manufacturer and which Manufacturer did not know and could not reasonably have foreseen before its execution of such Work Order, (ii) has an impact on the Manufacture of Product under such Work Order and (iii) compliance with, pursuant to the terms and provisions of this Agreement or, if applicable, such Work Order, would impose an unanticipated significant financial expense upon Manufacturer.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
1.43    “Prospective Illegality” means any applicable foreign, state or federal statute or regulation including Applicable Laws which after the execution by Manufacturer of an applicable Work Order (a) is modified, (b) enacted, (c) promulgated or (d) re-interpreted in writing by judicial decision or other writing by an applicable Authority, in each case, in such manner as to result in the reasonable conclusion that any Service required under the applicable Work Order, is in violation of such law, rule, guidance or directive.

1.44    “Quality Agreement” has the meaning set forth in Section 2.2.

1.45    “Recipient” has the meaning set forth in Section 10.1.

1.46    “Records” means records (including reports, accounts, notes, data, and records of all information and results obtained from performance of Services) of all work done by Manufacturer under this Agreement, in form and substance as specified in the applicable Work Order, the applicable Quality Agreement, and this Agreement and all raw data, reports, authorizations, certificates, methodologies, Batch Documentation, raw material specifications, SOPs, standard test methods, Certificates of Analysis, Certificates of Compliance and other documentation in the possession or under the control of Manufacturer relating to the Development and Manufacture of Product (or any intermediate, or component of Product).

1.47    “Representative” has the meaning set forth in Section 3.1.

1.48    “Services” means the Development, Manufacturing and/or other services described in a Work Order entered into by the parties.

1.49    “SOPs” has the meaning set forth in Section 5.2(b).

1.50    “Specifications” means the list of tests, references to any analytical procedures and appropriate acceptance criteria which are numerical limits, ranges or other criteria for tests described in order to establish a set of criteria to which Product at any stage of Manufacture should conform to be considered acceptable for its intended use that are provided by or approved by bluebird bio, as such specifications are amended or supplemented from time to time by bluebird bio in writing.

1.51    “Technology” means [***].

1.52    “Term” has the meaning set forth in Section 14.1.

1.53    “Work Order” means a written work order referencing this Agreement, substantially in the form attached hereto as Appendix A, for the performance of Services by Manufacturer under this Agreement.

2.    Engagement of Manufacturer.

2.1    Services and Work Orders. From time to time, bluebird bio may wish to engage Manufacturer to perform Services for bluebird bio. Such Services will be set forth in a Work Order. Each Work Order will incorporate by reference the terms of this Agreement, excluding executed Work Orders. Each Work Order will include the material terms for the project, and may include the scope of work, specified Services, Specifications, deliverables, estimated timelines, milestones (if any), quantity, budget, payment schedule and such other details and arrangements as are agreed to by the parties with respect to the activities to be performed under such Work Order. No Work Order will be effective unless and until it has been agreed to and signed by authorized representatives of both parties. Documents relating to the relevant project, including Specifications, proposals, quotations and any other relevant documentation, will only be effective if attached to the applicable Work Order and incorporated in the Work Order by reference. Manufacturer will perform the Services specified in each fully signed Work Order, as amended by any applicable Change Order(s), and in accordance with the terms and conditions of such Work Order and this Agreement. Notwithstanding the foregoing, nothing in this Agreement will obligate either party to enter into any Work Order under this Agreement.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
2.2    Quality Agreement. Within thirty (30) days after Manufacturer’s or bluebird bio’s request, the parties will commence good faith negotiations and will use diligent efforts to agree to and execute a document (a “Quality Agreement”) setting forth the responsibilities of each party in relation to quality assurance matters for the Manufacture of Product.

2.3    Conflict Between Documents. If there is any conflict, discrepancy, or inconsistency between the terms of this Agreement and any Work Order, Quality Agreement, purchase order, or other document or form used by the parties, the terms of this Agreement will control except that (a) with respect to quality issues, the terms of the Quality Agreement will control and (b) with respect to a Work Order, the terms of this Agreement will control except, as to a particular provision in a Work Order if such provision states that “notwithstanding the terms of the Agreement to the contrary” or similar language, then, in such instances and as to that provision only, the terms of the Work Order will control.

2.4    Compliance with European Union Requirements. Upon request by bluebird bio and subject to execution of a mutually acceptable Work Order which for the avoidance of doubt, neither party is under any obligation to enter into, Manufacturer will perform services as set forth in such Work Order for Manufacturer to provide services in connection with the Manufacture of Product and the performance of other services in compliance with any agreed upon government authority of the European Union.

3.    Project Performance.

3.1    Representatives. Each party will appoint a representative having primary responsibility for day-to-day interactions with the other party for the Services (each, a “Representative”), who will be identified in the applicable Work Order. Each party may change its Representative by providing written notice to the other party in accordance with Section 15.4. Except for notices or communications required or permitted under this Agreement, which will be subject to Section 15.4, or communications under the Quality Agreement, or unless otherwise mutually agreed by the parties in writing, all communications between Manufacturer and bluebird bio regarding the conduct of the Services pursuant to such Work Order will be addressed to or routed directly through the parties’ respective Representatives.

3.2    Communications. The parties will hold project team meetings via teleconference or in person, on a periodic basis as agreed upon by the Representatives and/or required by the applicable Work Order. Manufacturer will make written reports to bluebird bio as specified in the applicable Work Order. Manufacturer will make its senior executives reasonably available if requested by bluebird bio to discuss publicly available forward looking financial statements at times and at places reasonably acceptable to the parties.

3.3    Subcontracting. With bluebird bio’s prior written consent (except as noted below) not to be unreasonably withheld, delayed or conditioned, Manufacturer may subcontract the performance of certain obligations of Manufacturer under a particular Work Order to a third party including an Affiliate of Manufacturer or a qualified non-Affiliate third party; provided that (a) such third party performs those Services in a manner consistent with the terms and conditions of this Agreement and the applicable Work Order; and (b) Manufacturer will use reasonable due diligence in selecting all subcontractors and be liable for the performance of any permitted subcontractor that is providing core Services, including costs, expenses, losses, and damages arising out of such performance by such third party as if such performance of the core Services had been provided by Manufacturer itself under this Agreement. Manufacturer will cause all permitted subcontractors to be bound by written obligations to keep Confidential Information confidential and not use Confidential Information and to comply with, the terms of, quality assurance, regulatory and other obligations and requirements of Manufacturer set forth in this Agreement. Notwithstanding anything to the contrary in this Section 3.3, Manufacturer is not required to obtain prior written consent for use of subcontractors who are generally used by Manufacturer to maintain and operate its Facility or provide services that are generally applicable to services provided to other clients of Manufacturer. Both parties agree that core Services includes, but is not limited to, purification, transduction, freezing, storing and testing of Product by Manufacturer.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
3.4    Duty to Notify. Manufacturer will promptly notify bluebird bio if at any time during the term of this Agreement Manufacturer has reason to believe that it will be unable to perform or complete the Services in a timely manner. Compliance by Manufacturer with this Section 3.4 will not relieve Manufacturer of any other obligation or liability under this Agreement.

4.    Materials and Equipment.

4.1    Supply of Materials. [***]

4.2    Ownership of Materials. bluebird bio will at all times retain title to and ownership of the Bluebird Materials, Product, any intermediates and components of Bluebird Materials or Product and any work in process at each and every stage of the Manufacturing Process. Manufacturer will ensure that within the Facility the Bluebird Materials, Product, any intermediates and components of Bluebird Materials or Product, and any work in process are segregated and stored in accordance with the Specifications and cGMP (if applicable), and in such a way as to be able at all times to clearly distinguish such materials from products and materials belonging to Manufacturer, or held by it for a third party’s account. Manufacturer will ensure that Bluebird Materials, Product, any intermediates and components of any Bluebird Materials or Product, and any work in process are free and clear of any liens or encumbrances. Manufacturer will at all times take such reasonable measures as are required to protect the Bluebird Materials, Product, any intermediates and components of any Bluebird Materials or Product, and any work in process from loss, damage and theft at all stages of the Manufacturing Process. Manufacturer will promptly notify bluebird bio upon Manufacturer becoming aware, if at any time Manufacturer believes any Product or Bluebird Materials, or any intermediates and components of any Bluebird Materials or Product, or any work in process have been damaged, lost or stolen.

4.3    Supply of Equipment. Unless otherwise agreed in a Work Order, Manufacturer will supply all Equipment reasonably necessary to perform the Services, except that bluebird bio will supply the Bluebird Equipment, if any. Manufacturer will not use the Bluebird Equipment except in performance of Services under the applicable Work Order. Title to the Bluebird Equipment will remain with bluebird bio. bluebird bio will ensure that, at the time of delivery to Manufacturer, the Bluebird Equipment is properly labeled as bluebird bio property. Manufacturer will maintain any such labeling on the Bluebird Equipment. Title to the Bluebird Equipment will remain free and clear of any liens or encumbrances caused by or arising under any act or failure to act by Manufacturer. At bluebird bio’s written request and at bluebird bio’s cost and expense, the Bluebird Equipment will be returned to bluebird bio, or to bluebird bio’s designee as directed by bluebird bio upon termination of the applicable Work Order which includes Bluebird Equipment or, at bluebird bio’s election, completion of all Services set forth in such Work Order requiring such Bluebird Equipment. Unless provided to the contrary in the applicable Work Order, Manufacturer will, at bluebird bio’s cost and expense, provide for the maintenance, validation and calibration of the Bluebird Equipment. To the extent bluebird bio provides spare parts for the Bluebird Equipment, such spare parts will remain the property of bluebird bio and will be used by Manufacturer only for maintenance of the Bluebird Equipment. Manufacturer will promptly notify bluebird bio upon Manufacturer becoming aware, if at any time Manufacturer believes any Bluebird Equipment has been damaged, lost or stolen.

5.    Development and Manufacture of Product.

5.1    Applicable Law. Manufacturer will comply in all material respects with Applicable Law in its performance of the Services except that with respect to Manufacture of a Batch of Product Manufacturer will comply with cGMP.

5.2    Facility.

(a)    Performance of Services. Except for Services for which consent to subcontract is provided in accordance with Section 3.3, Manufacturer will perform all Services at the Facility, provide staff reasonably necessary to perform the Services in accordance with the terms of the applicable Work Order and this Agreement, and hold at such Facility all Equipment, Bluebird Equipment, Bluebird Materials and other items used in the Services. Manufacturer will not change the location of such Facility without the prior written consent of

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
bluebird bio, which consent will not be unreasonably withheld or delayed (it being understood and agreed that bluebird bio may withhold consent pending satisfactory completion of a quality assurance audit, regulatory impact assessment, regulatory approval, if any, of the proposed new Facility and, if applicable, its use for the Manufacture of the Product, and reimbursement by Manufacturer of agreed to additional costs incurred by bluebird bio associated with use of the new location or additional facility). For the avoidance of doubt, Product will continue to be Manufactured at the Facility unless such consent is provided by bluebird bio. Manufacturer will maintain, unless otherwise provided in this Agreement and the applicable Work Order, at its own expense, the Facility and all Equipment (except the Bluebird Equipment, which will be at bluebird bio’s cost and expense, unless otherwise provided in a Work Order) required for the Manufacture of Product in a state of repair and operating efficiency consistent with the requirements of cGMP (if applicable) and, in all material respects, with all Applicable Law.

(b)    Validation. Manufacturer will be responsible for performing all validation of the Facility, Equipment and cleaning and maintenance processes in connection with the Services provided pursuant to a Work Order in accordance with cGMP (if applicable), Manufacturer’s standard operating procedures (“SOPs”), the applicable Quality Agreement (if any) and Applicable Law (in all material respects) and any other validation procedures specified in the applicable Work Order. Manufacturer will also be responsible for ensuring that all such validated processes are carried out in accordance with the terms of such processes.

(c)    Licenses and Permits. Manufacturer will be responsible for obtaining, at its expense, any Facility or other licenses or permits, and any regulatory and government approvals necessary for the performance of Services by Manufacturer under this Agreement. At bluebird bio’s request, Manufacturer will provide bluebird bio with copies of all such approvals and submissions to Authorities that are reasonably needed by bluebird bio in connection with regulatory approval and/or commercial development of Product sought by bluebird bio, and bluebird bio will have the right to use any and all information contained in such approvals or submissions in connection with regulatory approval and/or commercial development of Product.

(d)    On-Site Consultations. [***]

5.3    Changes to Work Orders, Manufacturing Process and Specifications.

(a)    Change Orders.

(i)    If either party identifies a need to modify a Work Order, including as a result of a Prospective Cost Increase or Prospective Illegality, the identifying party will notify the other party in writing as soon as reasonably possible of a need for a change order (a “Change Order”). Manufacturer will promptly provide its proposed Change Order containing a description of the required modifications to the Work Order including any changes to scope, fees and/or timelines. Both parties agree to negotiate each Change Order in good faith. No Change Order will be effective unless and until it has been signed in writing by an authorized representative of each party.

(ii)    In the event Manufacturer reasonably determines that a Change Order is required due to Prospective Cost Increase or Prospective Illegality, Manufacturer will prepare and provide such Change Order as required under Section 5.3(a)(i). If the parties, despite negotiating such Change Order in good faith and diligently, fail to execute such Change Order within [***] days or in the case of Prospective Illegality, fail to execute such Change Order within [***] days of the date that Manufacturer provided such Change Order, Manufacturer may cease to perform the particular Services which are the subject of the proposed Change Order with [***] days prior written notice to bluebird bio, until such time as a mutually acceptable Change Order addressing such Prospective Cost Increase or Prospective Illegality is executed by the parties.

(b)    Process/Specifications Changes. Any change or modification to the Manufacturing Process or Specifications for any Product must be approved in advance by bluebird bio and will be made in accordance with the change control provisions of the applicable Quality Agreement or pursuant to a Change Order.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
5.4    Record and Sample Retention.

(a)    Records. Manufacturer will keep complete and accurate Records. All Records will be the property of bluebird bio. Records will be available for inspection, examination and copying by or on behalf of bluebird bio during Compliance Audits and Additional Audits. Records will be retained by Manufacturer as required by Applicable Law and the Quality Agreement and, if not included in the deliverables associated with a particular Work Order or in connection with any close-out activities relating to a particular Work Order, will at, the direction and written request of bluebird bio and at bluebird bio’s cost and expense (which will include the reasonable time incurred by Manufacturer personnel at its then current and standard hourly rates required to provide and deliver such Records), be retained by Manufacturer for at least three (3) years after the completion of the applicable Work Order. Subject to the need to retain Records pursuant to Applicable Law or for insurance purposes Manufacturer, at bluebird bio’s direction and written instruction and at bluebird bio’s cost and expense, will dispose of the Records, provided, further that Manufacturer may retain one (1) copy of such Records as evidence of Manufacturer’s obligations under this Agreement and applicable Work Order and provided further that Manufacturer will not dispose of any Records until after the conclusion of Manufacturer’s retention obligations under this Section 5.4(a) and provided further that in no event will Manufacturer dispose of any Records without first giving bluebird bio sixty (60) days’ prior written notice of its intent to do so and an opportunity for bluebird bio to have the Records delivered to bluebird bio or its designee.

(b)    Sample Retention. [***]

5.5    Regulatory Matters.

(a)    Regulatory Approvals. bluebird bio will be responsible for obtaining, at its expense, all regulatory and governmental approvals and permits necessary for bluebird bio’s use of any Product Developed and/or Manufactured under this Agreement, including investigational new drug application, biologics license application, new drug application, and abbreviated new drug application submissions and any analogous submissions filed with the appropriate Authority in the United States and of a country other than the United States. At bluebird bio’s cost and expense and pursuant to a Work Order or Change Order, as applicable, Manufacturer will assist and provide bluebird bio with (i) services relating to any additional qualification and/or validation activities for Product beyond the requirements of Sections 5.2, Section 5.5(b) and the other terms of this Agreement and/or the applicable Work Order to address specific requests received from any Authority including the FDA, and/or (ii) regulatory support services and/or regulatory and quality services and interactions that are beyond the requirements of the terms of this Agreement or the applicable Work Order.

(b)    Regulatory Inspections. Manufacturer shall permit Authorities to conduct inspections of the Facility(ies) where Services are performed including pre-approval inspections, and Manufacturer shall cooperate with such Authorities. Each party shall give the other as much prior written notice as reasonably possible of such inspections and keep the other party informed about the results and conclusions of each regulatory inspection. If prior notice (or other communication to bluebird bio) advising bluebird bio of an inspection is not reasonably possible, Manufacturer shall, within [***] Business Days of the commencement of said inspections, inform bluebird bio of a regulatory inspection that affects Services under this Agreement and a particular Work Order. Manufacturer shall permit bluebird bio, at bluebird bio’s cost and expense, to assist in the preparation for and be present at inspections. Manufacturer will provide bluebird bio with a copy of any report or other written communication received from or provided to such Authority in connection with visits or inspection, and any written communication received from or given to any Authority relating to any Product, the Facility (if it relates to or affects the Development and/or Manufacture of Product) or the Manufacturing Process within [***] Business Days after receipt or submission thereof, and will consult with, and obtain approval from, bluebird bio (which approval will not be unreasonably withheld or delayed) before responding to each such communication from an Authority that relates to the Product or the Manufacturing Process. [***]

5.6    Waste Disposal. The generation, collection, storage, handling, transportation, movement and release of hazardous materials and waste generated in connection with the Services will be the responsibility of Manufacturer at Manufacturer’s sole cost and expense, unless a separate charge for specialized waste disposal is

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
identified in the applicable Work Order. Without limiting other applicable requirements, Manufacturer will prepare, execute and maintain, as the generator of waste, all licenses, registrations, approvals, authorizations, notices, shipping documents and waste manifests required under Applicable Law.

5.7    Safety Procedures. Manufacturer will be solely responsible for implementing and maintaining health and safety procedures for the performance of Services and for the handling of any materials or hazardous waste used in or generated by the Services.

6.    Testing and Acceptance Process.

6.1    Testing by Manufacturer. [***]

6.2    Provision of Records. [***]

6.3    Acceptance/Rejection; Notification of Defective Product. [***]

6.4    Investigations. [***]

6.5    Disputes. [***]

6.6    Batch of Product Non-Compliance Remedies.

[***]

6.7    [***]

7.    Shipping and Delivery. Manufacturer agrees not to ship Product to bluebird bio or its designee until it has received a written approval from bluebird bio or bluebird bio’s designee to release and ship such Product. Manufacturer will label each Batch for delivery to bluebird bio or bluebird bio’s designee at the destination designated by bluebird bio in writing; and (b) prepare each Batch for shipment in accordance with the particular Work Order, and SOPs applicable to the packing and shipping thereof. Delivery terms for the delivery of a Batch to bluebird bio will be FCA the Facility [***]. For clarity, unless otherwise agreed by the parties in writing, Manufacturer is not in breach of its obligation under this Section 7 if it is unable to fulfill such obligation as a result of bluebird bio’s failure to provide information requested by Manufacturer and required to be provided by bluebird bio in order for Manufacturer to fulfill such obligation. bluebird bio is responsible for causing bluebird bio’s carrier or another person nominated by bluebird bio to pick up a Batch delivered by Manufacturer as provided in this Section 7.

8.    Fees and Payments.

[***]

9.    Intellectual Property Rights.

9.1    Bluebird Technology. All rights to and interests in Bluebird Technology will remain solely in bluebird bio [***].

9.2    Manufacturer Technology. All rights to and interests in Manufacturer Technology will remain solely in Manufacturer [***].

9.3    Improvements. Manufacturer agrees [***].

9.4    [***] License. bluebird bio agrees to grant to Manufacturer a [***] license, [***].

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
9.5    Patent Filings. bluebird bio will have the exclusive right and option, but not the obligation, to prepare, file, prosecute, maintain and defend, at its sole expense, any patents that claim or cover the Improvements.

9.6    Technology Transfer. [***] after the completion or termination of each particular Work Order, Manufacturer will, with respect to such Work Order, provide to bluebird bio or its designee, [***]. By written request to Manufacturer at any time [***] after the completion or termination of a particular Work Order, bluebird bio may elect, to have Manufacturer provide [***].

10.    Confidential Information.

10.1    Definition. “Confidential Information’· means any and all non-public scientific, technical, financial, regulatory or business information, or data or trade secrets in whatever form (written, oral or visual) that is furnished or made available by one party (the “Discloser”) to the other (the “Recipient”) or developed by either Party under this Agreement including under any Work Order. The Discloser will, to the extent practical, use reasonable efforts to label or identify as confidential, at the time of disclosure all Confidential Information that is disclosed in writing or other tangible form. Confidential Information of bluebird bio includes (a) Bluebird Materials, Bluebird Technology and Improvements and (b) development and marketing plans, regulatory and business strategies, financial information, and forecasts of bluebird bio Confidential Information of Manufacturer includes Manufacturer Technology.

10.2    Confidentiality Obligations. Recipient agrees to (a) hold in confidence all Discloser’s Confidential Information, and not disclose Discloser’s Confidential Information except as expressly provided in Section 10.3, without the prior written consent of Discloser; (b) use Discloser’s Confidential Information solely to carry out Recipient’s obligations under this Agreement including under any Work Order or in the reasonable exercise of Recipient’s rights under this Agreement including under any Work Order; and (c) treat Discloser’s Confidential Information with the same degree of care Recipient uses to protect Recipient’s own confidential information but in no event with less than a reasonable degree of care.

10.3    Permitted Disclosure. Recipient may provide Discloser’s Confidential Information to its Affiliates, and to its and their directors, employees, consultants, contractors, subcontractors and agents; provided, however, that (a) any such Affiliates, directors, employees, consultants, contractors, subcontractors and agents are bound by written obligations of confidentiality with respect to the Discloser’s Confidential Information that are at least as restrictive as those set forth in this Agreement; and (b) Recipient agrees to cause such Affiliates, employees, consultants, contractors, subcontractors and agents to comply with such obligations of confidentiality. Recipient may also disclose Discloser’s Confidential Information to third parties only to the extent such disclosure is required to comply with Applicable Law, the rules of any stock exchange or listing entity, or to defend or prosecute litigation; provided, that the Recipient provides the Discloser with prompt written notice of any such request or requirement so that Discloser may, in its sole discretion and at its sole cost and expense, seek a protective order or other appropriate remedy. If Recipient becomes obligated to disclose such Confidential Information in any legal or administrative proceeding, then Discloser shall reimburse Recipient all of Recipient’s reasonable out of pocket or other costs and expenses related thereto. Recipient agrees to cooperate reasonably with Discloser in any efforts to seek a protective order or other appropriate remedy. bluebird bio may disclose Confidential Information of Manufacturer relating to the Development and/or Manufacture of Product to entities (i) with whom bluebird bio has (or may have) a marketing and/or development collaboration or (ii) to bona fide actual or prospective underwriters, investors, lenders or other financing sources or to potential acquirers of the business to which this Agreement relates as part of due diligence requirements, and who in the case of both (i) and (ii) have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restrictions on use.

10.4    Exceptions. Confidential Information of Discloser shall not include any information that:

(a)    is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of Recipient or its Affiliates;

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
(b)    is in Recipient’s or its Affiliates’ possession at the time of disclosure other than as a result of Recipient’s or its Affiliate’s breach of any legal obligation;

(c)    is or was disclosed to the Recipient or its Affiliates by a third party without any restrictions on its use or disclosure, provided the discloser of such information, to Recipient’s knowledge, without any duty to investigate, is not itself known by Recipient to be in breach of any obligations of confidence with respect to such information; or

(d)    is independently developed by Recipient or its Affiliates without reference to or reliance upon Discloser’s Confidential Information.

11.Representations and Warranties.

11.1    Manufacturer Representations and Warranties. Manufacturer represents and warrants to bluebird bio that: [***]

11.2    bluebird bio Representations and Warranties. bluebird bio represents and warrants to Manufacturer that: [***]

11.3    Disclaimer of Other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A PARTICULAR WORK ORDER, NEITHER PARTY MAKES AND EACH PARTY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, USAGE OF TRADE OR NON-INFRINGEMENT. MANUFACTURER DOES NOT WARRANT THAT PRODUCT RESULTING FROM THIS AGREEMENT AND A PARTICULAR WORK ORDER IS SAFE, EFFICACIOUS OR SUCCESSFUL AS A PRODUCT. MANUFACTURER EXPRESSLY MAKES NO WARRANTY OR GUARANTY WHATSOEVER THAT ANY FDA SUBMISSION PREPARED AS A RESULT OF PERFORMING SERVICES WILL SATISFY THE REQUIREMENT OF ANY AUTHORITY AT THE TIME OF SUBMISSION OR BE APPROVED BY ANY AUTHORITY AT THE TIME OF SUBMISSION.

12.Indemnification.

12.1    Indemnification by Manufacturer. [***]

12.2    Indemnification by bluebird bio. [***]

12.3    Indemnification Procedures. Each party must notify the other party within [***] of receipt of any claims made for which the other party might be liable under Section 12.1 or Section 12.2, as the case may be. Subject to Section 12.4, the indemnifying party will have the obligation and the sole right to defend, negotiate and settle such claims. The indemnified party will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist in such defense; provided, however, that the indemnifying party will have final decision-making authority regarding all aspects of the defense of any claim. The party seeking indemnification will provide the indemnifying party with such information and assistance as the indemnifying party may reasonably request, at the expense of the indemnifying party. The parties understand that no insurance deductible will be credited against Losses for which a party is responsible under this Section 12.

12.4    Settlement. Prior to making any settlement, the indemnifying party will notify the indemnified party, in writing, of the settlement offer and the terms of such settlement as it relates to the indemnified party. The indemnifying party will not consent to the entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect thereof. If a settlement contains an absolute waiver of liability for the indemnified party, and each party has acted in compliance with the requirements of Section 12.3, then the indemnified party’s

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
consent will be deemed given. Notwithstanding the foregoing, Manufacturer will not agree to settle any claim on such terms or conditions as would impair bluebird bio’s ability or right to Manufacture, market, sell or otherwise use Product, or as would impair Manufacturer’s ability, right or obligation to perform its obligations under this Agreement.

12.5    Limitation of Liability. NEITHER PARTY WILL BE LIABLE UNDER ANY LEGAL THEORY (WHETHER TORT, CONTRACT OR OTHERWISE) FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOSSES ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY WORK ORDER, THE QUALITY AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER OR THEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, A WORK ORDER, OR THE QUALITY AGREEMENT, HOWEVER CAUSED, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES. SUBJECT TO SECTION 12.6, NOTHING IN THIS SECTION 12.5 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY. TO THE EXTENT DETERMINED BY A FINAL, UNAPPEALABLE DECISION RENDERED BY A COURT HAVING JURISDICTION OVER THE PARTIES, THE OBLIGATIONS OF BLUEBIRD BIO AND MANUFACTURER TO THE OTHER FOR LOSSES UNDER SECTION 12.1 OR SECTION 12.2, AS APPLICABLE, WILL BE PROPORTIONALLY REDUCED TO THE EXTENT SUCH LOSSES ARE WITHIN THE SCOPE OF THE OTHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 12.1 OR 12.2, AS APPLICABLE.

12.6    Liability Cap. Notwithstanding anything to the contrary in Section 12.5, [***].

13.Insurance.

13.1    During the term of any Work Order under this Agreement and for [***] after the termination or completion of each such Work Order under this Agreement, each party shall secure and maintain, at its own expense fully paid insurance coverage for: [***]

[***]

14.Term and Termination.

14.1    Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Section 14, will expire on the later of (a) December 31, 2014; or (b) the completion of Services under all Work Orders executed by the parties prior to December 31, 2014 (the “Term”). This Agreement and any Work Order may be extended by mutual agreement of the parties.

14.2    Termination by bluebird bio. bluebird bio may terminate this Agreement or any Work Order (a) without cause upon providing no less than [***] written notice to Manufacturer of bluebird bio’s desire to terminate the same. Termination of the applicable Work Order, or in the case of termination of this Agreement, termination of this Agreement and all then existing Work Orders will occur on the last day of the month following the expiration of the [***] notice period provided in the preceding sentence.

14.3    Termination by bluebird bio as a result of Manufacturer’s material breach. In the event of a material breach by Manufacturer under this Agreement or a Work Order, if bluebird bio notifies Manufacturer in writing in accordance with Section 15.4 of this Agreement of such material breach, Manufacturer has [***] days from receipt of such written notice within which to cure such material breach. If Manufacturer fails to cure such material breach within the preceding period, then this Agreement or the applicable Work Order may, at bluebird’s option, be terminated by bluebird bio immediately by delivery of written notice to Manufacturer delivered in accordance with Section 15.4 of this Agreement. No default caused by force majeure shall constitute a “material breach”.

14.4    Termination by Manufacturer as a result of a bluebird bio material breach. In the event of a material breach by bluebird bio under this Agreement or a Work Order, if Manufacturer notifies bluebird

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
bio, in writing in accordance with Section 15.4 of this Agreement of such material breach, bluebird bio has [***] days from receipt of such written notice within which to cure such material breach. If bluebird bio fails to cure such material breach within the preceding period, then this Agreement, or the applicable Work Order, may, at Manufacturer’s option, be terminated by Manufacturer immediately by delivery of notice to bluebird bio in accordance with Section 15.4 of this Agreement.

14.5    Termination by Either Party. Either party will have the right to terminate this Agreement or any signed Work Orders by written notice to the other party, upon the occurrence of any of the following:

(a)    the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law (which proceedings remain undismissed for [***];

(b)    a force majeure event that will, or continues to, prevent performance (in whole or substantial part) of this Agreement or any pending Work Order for a period of at least [***]. In the case of a force majeure event relating solely to a pending Work Order, the right to terminate will be limited to such Work Order.

14.6    Effect of Termination.

(a)    [No later than the date of termination of this Agreement and the applicable Work Order, bluebird bio will [***].

(b)    Manufacturer will upon the date of termination of the applicable Work Order, [***].

(c)    [***]

            (d)    [***]

14.7    Return of Materials/Confidential Information. Upon the expiration or termination of this Agreement for any reason, Recipient agrees, except as otherwise provided in this Agreement or the applicable Work Order, to return to Discloser all documentation or other tangible evidence or embodiment of Discloser’s Confidential Information and not to use such Confidential Information, unless otherwise agreed. Notwithstanding the foregoing, Recipient may retain one archival copy of Discloser’s Confidential Information in order to monitor Recipient’s ongoing obligations of confidentiality and non-use under this Agreement; provided that such archival copy must be kept confidential in accordance with Section 10. Manufacturer, upon receipt of all payments, except Disputed Charges and payments that may become due pursuant to Section 14.8 (in both cases which are to be paid as provided in Section 8.2 promptly as provided in Section 8.2 regardless of whether this Agreement has terminated) from bluebird bio, will promptly return all Bluebird Materials, Bluebird Equipment, retained samples, data, reports and other property, information and know-how in recorded form that was provided by bluebird bio, or developed in the performance of the Services, that are owned by or licensed to bluebird bio.

14.8    Payment Reconciliation. Within [***] days after the close-out of a Work Order, Manufacturer will provide to bluebird bio a final invoice for any unpaid amounts (including Disputed Charges) owing to Manufacturer under the terminated Work Order in accordance with this Agreement, together (to the extent not previously provided) with reasonable supporting documentation. If such invoice identifies new charges as compared to past due charges, an itemized breakdown of such new charges will be provided.

14.9    Survival. Expiration or termination of this Agreement for any reason will not relieve either party of any obligation accruing prior to such expiration or termination. Further, the provisions of Sections 1, 2.3, 3.3 (with respect to Manufacturer’s responsibility for subcontractors), 4, 5.2(c), 5.2(d)(ii) (with respect to Compliance Audits for cause), 5.4(a), 5.4(b) (with respect to samples required to be maintained beyond the Term),

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
5.5 through 5.7, 6, 8, 9 through 13, 14.6 through 14.9 and 15, will survive any termination or expiration of this Agreement.

15.    Miscellaneous.

15.1    Independent Contractor. All Services will be rendered by Manufacturer as an independent contractor for federal, state and local income tax purposes and for all other purposes. Neither party will in any way represent itself to be a partner or joint venturer of or with the other party. This Agreement does not create an employer-employee relationship between bluebird bio or any employee, subcontractors (including any Affiliate of bluebird bio) or any bluebird bio personnel on the one hand and Manufacturer or any employee, subcontractors (including any Affiliate of Manufacturer), or any Manufacturer personnel on the other. Manufacturer is acting under this Agreement as an independent contractor with full power and authority to determine the means, manner and method of performance of Manufacturer’s duties. Manufacturer will be responsible for and will withhold and/or pay any and all applicable federal, state or local taxes, payroll taxes, workers’ compensation contributions, unemployment insurance contributions, or other payroll deductions from the compensation of Manufacturer’s employees and other Manufacturer personnel. Manufacturer understands and agrees that it is solely responsible for such matters and that it will indemnify bluebird bio and hold bluebird bio harmless from all claims and demands in connection with such matters.

15.2    Force Majeure. Neither party will have breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement or applicable Work Order when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including fire, floods, earthquakes, embargoes, trade restrictions, restraints or delays affecting shipping or carriers, shortages, epidemics, quarantines, government action, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, terrorism, strikes, acts of God or nature, prolonged losses of one or more utilities to the Manufacturer’s facility(ies) or acts, omissions, or delays in acting, by any governmental authority (“force majeure”). The party affected by any event of force majeure will promptly notify the other party, explaining the nature, details and expected duration of the force majeure event. Such party will also notify the other party from time to time as to when the affected party reasonably expects to resume performance in whole or in part of its obligations under this Agreement, and to notify the other party of the cessation of any such event. A party affected by an event of force majeure will use its reasonable efforts to remedy, remove, or mitigate such event and the effects of it with all reasonable dispatch. Upon termination of the event of force majeure, the performance of any suspended obligation or duty will promptly recommence. Any time specified for completion of performance in the Services falling due during or subsequent to the occurrence of a force majeure event shall be automatically extended for a period of time to recover from such disability.

15.3    Public Statements. Except to the extent required by applicable law or regulation or the rules of any stock exchange or listing agency, neither party will make any public statement or release concerning this Agreement or the transactions contemplated by this Agreement, or use the other party’s name in any form of advertising, promotion or publicity, without obtaining the prior written consent of such party.

15.4    Notices. All notices must be in writing and sent to the address for the recipient set forth in this Agreement below or at such other address as the recipient may specify in writing under this procedure. All notices must be given by (a) personal delivery, with receipt acknowledged; or (b) prepaid certified or registered mail, return receipt requested; or (c) prepaid recognized next business day or express delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

If to Manufacturer, to:

[***]

If to bluebird bio, to:

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
[***]

15.5    Assignment. Neither this Agreement nor any Work Order shall be assigned in whole or in part or otherwise transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned, provided, however, [***]. Any purported assignment in violation of the first sentence of this Section 15.5 will be void. Any permitted assignee will assume the rights and obligations of its assignor under this Agreement.

15.6    Entire Agreement. This Agreement, including the attached Appendix A and any fully-signed Work Orders, each of which are incorporated into this Agreement, constitute the entire agreement between the parties with respect to the specific subject matter of this Agreement and all prior agreements, oral or written, including the Mutual Confidentiality Agreement between the parties, with an effective date of August 1, 2011, with respect to such subject matter are superseded. Each party confirms that it is not relying on any representations or warranties of the other party except as specifically set forth in this Agreement.

15.7    No Modification. This Agreement and and/or any Work Order or Quality Agreement may be changed only by a writing signed by authorized representatives of each party.

15.8    Severability; Reformation. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable because any other provision is found by a proper authority to be invalid or unenforceable in whole or in part. If any provision of this Agreement is found by such an authority to be invalid or unenforceable in whole or in part, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision and the intent of the parties, within the limits of applicable law.

15.9    Governing Law. This Agreement, each Work Order and any disputes arising out of or relating to this Agreement and any Work Order will be governed by, construed and interpreted in accordance with the internal laws of the New York, without regard to any choice of law principle that would require the application of the law of another jurisdiction.

15.10    Jurisdiction; Venue. The parties agree that any action or proceeding arising under or relating to this Agreement and/or any Work Order will be brought in any federal or state court located in the City and State of New York. Each party submits to and accepts the jurisdiction of such courts and irrevocably waives any objection it may now or hereafter have to the laying of the venue of any such action or proceeding and irrevocably waives any claim that New York is not a convenient forum for such action or proceeding. The parties expressly reject any application to this Agreement or any Work Order of (a) the United Nations Convention on Contracts for the International Sale of Goods; and (b) the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980.

15.11    Waiver. Any delay in enforcing a party’s rights under this Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving party, as applicable.

15.12    No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other persons.

15.13    No Strict Construction; Headings. This Agreement has been prepared jointly and will not be strictly construed against either party. The section headings are included solely for convenience of reference and will not control or affect the meaning or interpretation of any of the provisions of this Agreement. The words “include,” “includes” and “including” when used in this Agreement are deemed to be followed by the phrase “but not limited to”.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
15.14    Counterparts. This Agreement and any Work Order may be executed by an original signature from a duly authorized person of the respective parties and may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

15.15    Non-solicitation. [***].

15.16    WAIVER OF JURY TRIAL. MANUFACTURER AND BLUEBIRD BIO WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND/OR ANY WORK ORDER, AND/OR ANY QUALITY AGREEMENT. MANUFACTURER AND BLUEBIRD BIO AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

[Remainder of page left blank intentionally)

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

bluebird bio, Inc.		Progenitor Cell Therapy, LLC

By	/s/ Jeffrey T. Walsh	By	/s/ Robert A. Preti, PhD
Print Name	Jeffrey T. Walsh	Print Name	Robert A. Preti, PhD
Title	COO	Title	President & CSO

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
APPENDIX A
[***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Change Order No. 2 To
Work Order No. 1 Dated February 28, 2012
and
Amendment To Development And Manufacturing Services Agreement
Dated February 28, 2012,

Each Between bluebird bio, Inc. and Progenitor Cell Therapy, LLC

(1)    Project Title & Number:    (2)    Date Project Started:    (3)    Change Order Number:
    MA-05 (bluebird bio, Inc.)        February 28, 2102        Change Order No. 2 to Work Order No. 1
(4)Reason for this Change Order No. 2 and Amendment to Development and Manufacturing Services Agreement: Reference is made to Work Order No. 1 dated February 28, 2012 between bluebird bio, Inc. (“bluebird bio”) and Progenitor Cell Therapy, LLC (“Manufacturer”) as amended by Change Order No. 1 with an effective date of June 28, 2012 (collectively, “Work Order No. 1”), which Work Order No. 1 is incorporated into the Development and Manufacturing Services Agreement (the “Development and Manufacturing Services Agreement”) between bluebird bio and Manufacturer dated February 28, 2012. The Development and Manufacturing Services Agreement as it incorporates Work Order No. 1 is collectively referred to as the “Agreement”. This Change Order No. 2 to Work Order No. 1 and Amendment to Development and Manufacturing Services Agreement (“Change Order No. 2”) amends the Agreement and Work Order No. 1 as provided below. Capitalized terms not otherwise defined in this Change Order No. 2 shall have the meanings given them in the Agreement and Work Order No. 1. To the extent the terms and provisions of Change Order No. 2 conflict with the terms and provisions of the Agreement and/or Work Order No. 1, the terms and provisions of the Agreement and/or Work Order No. 1, as applicable, will control, provided, however, the terms of this Change Order No. 2 control over the terms of the Agreement and/or Work Order No. 1, as applicable, with respect to those provisions within this Change Order No. 2 which state that the parties intend for this Change Order No. 2 to control over any contra1y provisions in the Agreement and/or Work Order No. 1, as applicable, with language such as “notwithstanding any term or provision of the Agreement and/or Work Order No. 1 to the contrary” or similar such language.
(5)Amendment to Work Order No. 1: Effective as of August 6, 2013 (the “Change Order No. 2 Effective Date”) and notwithstanding any term or provision of the Agreement and/or Work Order No. 1 to the contrary, Manufacturer and bluebird bio agree as follows:

(A)    Section 14.1 of the Development and Manufacturing Services Agreement is amended by deleting each reference to “December 31, 2014” and inserting “December 31, 2015” in lieu thereof.

(B)    All references in the Agreement and Work Order No. 1 to “Lenti G” or “Lenti-G” shall instead refer to “Lenti-G-T” as applicable, allowing for the distinction of the LentiGlobin Drug Product manufacturing to support the (3-Thalassemia program.

(C)    [***]

(D)    [***]

(E)    [***]

(F)    [***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(G)    [***]

(H)    [***]

(I)    [***]

(J)    [***]

(K)    [***]
bluebird bio will pay such invoice as required by this Work Order and the Agreement.
(L)    The Project Leader for the Manufacturer is Catherine McIntyre, Ph.D., Senior Client Program Manager.
(6)Notice Of Change Of Hourly Wages Pursuant To Section 8.8(C) Of The Development and Manufacturing Services Agreement: Pursuant to Section 8.8(c) of the Development and Manufacturing Services Agreement, Manufacturer provides notice to bluebird bio that the hourly charges set forth in the table set forth therein, effective as of the Change Order No. 2 Effective Date, are as set forth in the following table of hourly charges:
[***]
(7)Impact on price, time frame, resources: As provided in paragraph #5 above.
(8)Other: Except as specifically amended and modified above, Work Order No. 1 and the Agreement are and shall continue to be in full force and effect and each is in all respects ratified and confirmed.

Upon the execution by each of the parties of the same copy or counterpart copies of this Change Order No. 2 (with electronic signatures being acceptable), this Change Order No. 2 shall become effective as of the Change Order No. 2 Effective Date.

PROGENITOR CELL THERAPY, LLC		bluebird bio, Inc.

By:	/s/ George S. Goldberger	By:	/s/ Jeffrey T. Walsh
Print Name:	George S. Goldberger	Print Name:	Jeffrey T. Walsh
Title:	VP, Business Development	Title:	COO
Date:	December 22, 2013	Date:	December 20, 2013

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Change Order No. 3 To
Work Order No. 1 Dated February 28, 2012 and
Second Amendment To Development And Manufacturing Services Agreement
Dated February 28, 2012,
Each Between bluebird bio, Inc. and Progenitor Cell Therapy, LLC

(1)    Project Title & Number:    (2)    Date Project Started:    (3)    Change Order Number:
    MA-05 (bluebird bio, Inc.)        February 28, 2012        Change Order No. 3 to Work Order No. 1
(4)    Reason for this Change Order No. 3: Reference is made to Work Order No. 1 dated February 28, 2012 between bluebird bio, Inc. (“bluebird bio”) and Progenitor Cell Therapy, LLC (‘‘Manufacturer’’) as amended by (a) Change Order No. 1with an effective date of June 28, 2012 (“Change Order No. 1’’) and (b) Change Order No. 2 and Amendment to Development and Manufacturing Services Agreement with an effective date of August 6, 2013 (“Change Order No. 2”) (collectively, “Work Order No. 1”), which Work Order No. 1 is incorporated into the Development and Manufacturing Services Agreement (as amended by Change Order No. 2, the “Development and Manufacturing Services Agreement”) between bluebird bio and Manufacturer dated February 28, 2012. The Development and Manufacturing Services Agreement as it incorporates Work Order No. 1 is collectively referred to us the “Agreement”. This Change Order No. 3 to Work Order No. 1 amends the Agreement and Work Order No. 1 as provided below. To the extent the terms and provisions of Change Order No. 1 conflict with the terms and provisions of the Agreement and/or Work Order No. 1, the te1ms and provisions of the Agreement and/or Work Order No. 1, as applicable, will control, provided, however, the terms of this Change Order No. 3 control over the te1ms of the Agreement and/or Work Order No. 1, as applicable, with respect to those provisions within this Change Order No. 3 which state that the parties intend for this Change Order No. 3 to control over any contrary provisions in the Agreement and/or Work Order No. 1, as applicable, with language such as “notwithstanding any term or provision of the Agreement and/or Work Order No. 1 to the contrary” or similar such language. Capitalized terms not othe1wise defined in this Change Order No. 3 shall have the meanings given them in the Agreement and Work Order No. 1.
(5)    Amendment to Work Order No. 1: Effective as of November 1, 2014 (notwithstanding the date of execution of this Change Order No. 3 by either of the parties (the “Change Order No. 3 Effective Date”) and notwithstanding any term or provision of the Agreement and/or Work Order No. 1 to the contrary, Manufacturer and bluebird bio agree as follows:
(A)    The definition of “Monthly Maximum” set forth in Stage 6 set forth in Work Order No. 1 (including as amended by Change Order No. 1 and Change Order No. 2) is deleted in its entirety and the following new definition of “Monthly Maximum” is inserted in lieu thereof:
[***]
    (B)    The fifth (5th) sentence of Paragraph (A) (Stage 6 Services), under Paragraph 3 (Stage 6 Manufacturing: Stage 6 Manufacturing Start Date) under the Section titled “Stage 6 - cGMP Manufacturing of Lenti-G-T Product” on page 14 of Work Order No. 1 (including as amended by Change Order No. 1 and Change Order No. 2) is deleted in its entirety and the following new sentence is inserted in lieu thereof:
[***]
    (C)    Paragraph (B) (Stage 6 Services), under Paragraph 3 (Stage 6 Manufacturing; Stage 6 Manufacturing Start Date) under the Section titled “Stage 6 - cGMP Manufacturing of Lenti-GT Product” in Work Order No. 1 (including as amended by Change Order No. 1 and Change Order No. 2) is deleted in its entirety and the following new Paragraph (B) is inserted in lieu thereof:
[***]
    (D)    Paragraph (L) (Surcharge Services) under Paragraph 3 (Stage 6 Manufacturing; Stage 6 Manufacturing Start Date) under the Section titled “Stage 6 - cGMP Manufacturing of Lenti D/Lenti-G

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Product” (including as amended by Change Order No. 1 and Change Order No. 2) on Page 16 of Work Order No. 1 is deleted in its entirety.
    (E)    Paragraph (F) of Stage 6 under the heading “ESTIMATED DURATIONS OF VARIOUS STAGES”, commencing on page 17 through page 18 of Work Order No. 1 (including as amended by Change Order No. l and Change Order No. 2) is amended and restated in its entirety as follows:
        [***]
    (F)    Section 8(A) Stage 6 Paragraph (4) under the heading “compensation” and relating to the --surcharge Fee for Surcharge Services” (including as amended by Change Order No. 1 and Change Order No. 2) on page 22 of Work Order No. 1, is deleted in its entirety and the following new Paragraph (4) relating to the --Processing Surcharge Fee” is inserted in lieu thereof:
[***]
(6)    Impact on price, time frame, resources: As provided in paragraph #5 above.
(7)    Other: Except as specifically amended and modified above, Work Order No. 1 and the Agreement are and shall continue to be in full force and effect and each is in all respects ratified and confirmed.
Upon the execution by each of the parties of the same copy or counterpart copies of this Change Order No. 3 (with electronic signatures being acceptable), this Change Order No. 3 shall become effective as of the Change Order No. 3 Effective Date.

PROGENITOR CELL THERAPY, LLC		bluebird bio, Inc.

By:	/s/ George S. Goldberger	By:	/s/ Jason F. Cole
Print Name:	George S. Goldberger	Print Name:	Jason F. Cole
Title:	VP, Business Development	Title:	SVP, General Counsel
Date:	December 19, 2014	Date:	December 18, 2014

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Change Order No. 4
To Work Order No. 1 Dated February 28, 2012
and
Third Amendment
To Development And Manufacturing Services Agreement
Dated February 28, 2012,
Each Between
bluebird bio, Inc. and PCT, LLC, A Caladrius Company,
formerly known as Progenitor Cell Therapy, LLC

(1)    Project Title & Number:    (2)    Date Project Started:    (3)    Change Order Number:
    MA-05 (bluebird bio, Inc.)        February 28, 2012        Change Order No. 4 to Work Order No. 1
(4)    Reason for this Change Order No. 3: Reference is made to Work Order No. 1 dated February 28, 2012 between bluebird bio, Inc. (“bluebird bio”) and PCT, LLC, A Caladrius Company, formerly known as Progenitor Cell Therapy, LLC (“Manufacturer”) as amended by (a) Change Order No. 1 with an effective date of June 28, 2012 (“Change Order No. 1”), (b) Change Order No. 2 and Amendment to Development and Manufacturing Services Agreement with an effective date of August 6, 2013 (“Change Order No. 2”) and (c) Change Order No. 3 and Second Amendment to Development and Manufacturing Services Agreement with an effective date of November 1, 2014 (“Change Order No. 3” and collectively, “Work Order No. 1”), which Work Order No. 1 is incorporated into the Development and Manufacturing Services Agreement (as amended by Change Order No. 2 and Change Order No. 3, the ‘·Development and Manufacturing Services Agreement”) between bluebird bio and Manufacturer dated February 28, 2012. The Development and Manufacturing Services Agreement as it incorporates Work Order No. 1 is collectively referred to as the “Agreement”. This Change Order No. 4 to Work Order No. 1 amends the Agreement and Work Order No. 1 as provided below. To the extent the terms and provisions of Change Order No. 4 conflict with the terms and provisions of the Agreement and/or Work Order No. 1, the terms and provisions of the Agreement and/or Work Order No. 1, as applicable, will control, provided, however, the terms of this Change Order No. 4 control over the terms of the Agreement and/or Work Order No. 1, as applicable, with respect to those provisions within this Change Order No. 4 which state that the parties intend for this Change Order No. 4 to control over any contrary provisions in the Agreement and/or Work Order No. 1, as applicable, with language such as “notwithstanding any term or provision of the Agreement and/or Work Order No. 1 to the contrary’’ or similar such language. Capitalized terms not otherwise defined in this Change Order No. 4 shall have the meanings given them in the Agreement and Work Order No. 1.
(5)    Amendment to Work Order No. 1: Effective as of the last date of execution of this Change Order No. 4 (the “Change Order No. 4 Effective Date”) by Manufacturer and bluebird bio and notwithstanding any term or provision of the Agreement and/or Work Order No. 1 to the contrary, Manufacturer and bluebird bio agree as follows:
    [***]
(6)    Impact on price, time frame, resources: As a result of the extension of Stage 6, fees payable during Stage 6 will continue for the extended period.
(7)    Other: Except as specifically amended and modified above, Work Order No. 1 and the Agreement are and shall continue to be in full force and effect and each is in all respects ratified and confirmed.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Upon the execution by each of the parties of the same copy or counterpart copies of this Change Order No. 4 (with electronic signatures being acceptable), this Change Order No. 4 shall become effective as of the Change Order No. 4 Effective Date.

PCT, LLC, a Caladrius Company, formerly known as Progenitor Cell Therapy, LLC		bluebird bio, Inc.

By:	/s/ George S. Goldberger	By:	/s/ Jason F. Cole
Title:	VP, Business Development	Title:	SVP, General Counsel
Date:	June 24, 2015	Date:	June 24, 2015

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Change Order No. 4
To Work Order No. 2 Dated January 13, 2014
and
Fourth Amendment
To Development And Manufacturing Services Agreement
Dated February 28, 2012,
Each Between
bluebird bio, Inc. and PCT, LLC, A Caladrius Company,
formerly known as Progenitor Cell Therapy, LLC

(1)    Project Title & Number:    (2)    Date Project Started:    (3)    Change Order Number:
    MA-05 (bluebird bio, Inc.)        January 13, 2014 (Sickle Cell)    Change Order No. 4 to Work Order No. 2
(4)    Reason for this Change Order No. 4 To Work Order No. 2: Reference is made to Work Order No. 2 dated January 13, 2014 between bluebird bio, Inc. (“bluebird bio”) and PCT, LLC, A Caladrius Company, formerly known as Progenitor Cell Therapy, LLC (‘‘Manufacturer”) as amended by (a) Change Order No. 1 (“Change Order No. 1”) with an effective date of July 30, 2014, (b) Change Order No. 2 (“Change Order No. 2”) with an effective date of August 25, 2015 and (c) Change Order No. 3 (“Change Order No. 3”) with an effective date of October 5, 2015, collectively, “Work Order No. 2”). Work Order No. 2 is incorporated into the Development and Manufacturing Services Agreement between bluebird bio and Manufacturer dated February 28, 2012, as amended by (i) Change Order No. 2 To Work Order No. 1 dated February 28, 2012 and Amendment to Development and Manufacturing Services Agreement with an effective date of August 6, 2013, (ii) Change Order No. 3 To Work Order No. 1 dated February 28, 2012 and Second Amendment to Development and Manufacturing Services Agreement with an effective date of November 1, 2014 and (iii) Change Order No. 4 To Work Order No. 1 dated February 28, 2012 and Third Amendment to Development and Manufacturing Services Agreement with an effective date of June 24, 2015, collectively, the “Development and Manufacturing Services Agreement”). The Development and Manufacturing Services Agreement as it incorporates Work Order No. 2 is collectively referred to as the “Agreement”. This Change Order No. 4 to Work Order No. 2 (“Change Order No. 4”) amends the Agreement and Work Order No. 2 as provided below. This Change Order No. 4 is entered into and effective as of last date of execution of this Change Order No. 4 (the “Change Order No. 4 Effective Date”) by Manufacturer and bluebird bio in order to provide bluebird bio with additional services (the “Change Order No. 4 Additional Services”) more particularly described in this Change Order No. 4. To the extent the terms and provisions of this Change Order No. 4 conflict with the terms and provisions of the Agreement and/or Work Order No. 2, the terms and provisions of the Agreement and/or Work Order No. 2, will control, provided, however, the terms of this Change Order No. 4 control over the terms of the Agreement and/or Work Order No. 2 with respect to those provisions within this Change Order No. 4 which state that the parties intend for this Change Order No. 4 to control over any contrary provisions in the Agreement and/or Work Order No. 2 with language such as “notwithstanding any term or provision of the Agreement and/or Work Order No. 2, as applicable, to the contrary” or similar such language. Capitalized terms not otherwise defined in this Change Order No. 4 shall have the meanings given them in the Agreement and Work Order No. 2. Manufacturer and bluebird bio agree that references to Services as set forth in the Agreement shall include and apply to the Change Order No. 4 Additional Services as set forth in this Change Order No. 4.
(5)    Amendment to Work Order No. 2: Effective as of the Change Order No. 4 Effective Date, Manufacturer and bluebird bio agree that notwithstanding any term or provision of the Agreement and/or Work Order No. 2 to the contrary, Manufacturer shall provide the Change Order No. 4 Additional Services described below. Manufacturer’s performance of the Change Order No. 4 Additional Services is based on the information provided and to be provided by or for bluebird bio to Manufacturer. The Parties agree that the Change Order

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
No. 4 Additional Services listed below were not contemplated in the Agreement or in Work Order No. 2. The Change Order No. 4 Additional Services are:
    [***]
(6)    [***]
(7)    [***]
(8)    [***]
(9)    [***]
(10)    [***]
(11)    [***]
(12)    Impact on price, time frame, resources: See Paragraph 5(1) above and Paragraph 7 below.
(13)    Other:
(A)    Effective as of the Change Order No. 4 Effective Date and notwithstanding any term or provision of the Agreement and/or Work Order No. 2 to the contrary, the definition of “Initial Period” set forth in Work Order No. 2 is deleted in its entirety and the following definition of “Initial Period” is inserted in lieu thereof:
    “Initial Period” means the period, commencing July 1, 2014 and ending on December 31, 2016.
(B)    [***]
(C)    Effective as of the Change Order No. 4 Effective Date and notwithstanding any term or provision of the Agreement and/or Work Order No. 1 and/or Work Order No. 2 to the contrary, Manufacturer and bluebird bio agree that Section 14.1 of Development and Manufacturing Services Agreement is amended by deleting each reference to “December 31, 2016” and inserting “December 31, 2017” in lieu thereof.
(D)    [***]
(E)    [***]

Except as specifically amended and modified above in this Change Order No. 4, Work Order No. 2 and the Agreement are and shall continue to be in full force and effect and each is in all respects ratified and confirmed.

Upon the execution by each of the parties of the same copy or counterpart copies of this Change Order No. 4 (with electronic signatures being acceptable), this Change Order No. 4 shall become effective as of the Change Order No. 4 Effective Date.

PCT, LLC, a Caladrius Company, formerly known as Progenitor Cell Therapy, LLC		bluebird bio, Inc.

By:	/s/ George S. Goldberger	By:	/s/ Jason F. Cole
Title:	VP, Business Development	Title:	SVP, General Counsel
Date:	March 7, 2016	Date:	March 3, 2016

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
EXHIBIT A

[***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
WORK ORDER NO. 3 AND
FIFTH AMENDMENT TO
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT
THIS WORK ORDER NO. 3 AND FIFTH AMENDMENT TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT (“Work Order No. 3”), dated May 1, 2017 (the “Work Order No. 3 Execution Date”), and subject to the terms of this Work Order No. 3, having an effective date as of May 1, 2017 (“Work Order No. 3 Effective Date”) is by and between bluebird bio, Inc. (“bluebird bio”) and PCT, LLC, formerly known as Progenitor Cell Therapy, LLC, a Caladrius Company (“Manufacturer”; and together with bluebird bio, each, a “Party” and collectively, “Parties”). As of the Work Order No. 3 Effective Date, this Work Order No. 3 is incorporated into the Development and Manufacturing Services Agreement between bluebird bio and Manufacturer, dated February 28, 2012 (as amended by (i) Change Order No. 2 to Work Order No. 1, dated February 28, 2012, and Amendment to Development and Manufacturing Services Agreement with an effective date of August 6, 2013, (ii) Change Order No. 3 to Work Order No. 1, dated February 28, 2012, and Second Amendment to Development and Manufacturing Services Agreement with an effective date of November 1, 2014, (iii) Change Order No. 4 to Work Order No. 1, dated February 28, 2012, and Third Amendment to Development and Manufacturing Services Agreement with an effective date of June 24, 2015, and (iv) Change Order No. 4 to Work Order No. 2, dated January 13, 2014, and Fourth Amendment to Development and Manufacturing Services Agreement with an effective date of March 7, 2016) (as amended, the “Agreement”).
The Parties previously executed Work Order No. 1, dated February 28, 2012, between bluebird bio and Manufacturer, as amended from time to time by Change Orders thereto, which also incorporated the Agreement (as amended, “Work Order No. 1”) and Work Order No. 2 dated January 13, 2014 between bluebird bio and Manufacturer, as amended from time to time by Change Orders thereto (as amended, “Work Order No. 2”; and together with Work Order No. 1 and Work Order No. 3, each, a “Work Order” and collectively, “Work Orders”). Pursuant to Work Order No. 2, which also incorporated the Agreement, Manufacturer is providing services relating to the Manufacturing Process for bluebird bio’s LentiGlobin BB305 for SCD therapeutic product for the treatment of sickle cell disease.
I.    AMENDMENT. Effective as of the Work Order No. 3 Effective Date, and notwithstanding any term or provision of the Agreement and/or Work Order No. 1 and/or Work Order No. 2 to the contrary, Manufacturer and bluebird bio agree that Section 14.1 of the Agreement is amended by deleting each reference to “December 31, 2017” and inserting “December 31, 2018” in lieu thereof.
II.    WORK ORDER NO. 3 SERVICES. The Parties agree that Manufacturer has provided bluebird bio with the services (the “Services”) described in this Work Order No. 3 commencing as of the Work Order No. 3 Effective Date. Capitalized terms used in this Work Order No. 3 shall have the same meaning as set forth in the Agreement.
bluebird bio hereby engages Manufacturer to provide Services, as follows:

1.[***]
2.[***]
3.bluebird bio Preconditions
In order for Manufacturer to provide the Services, bluebird bio shall provide Manufacturer (to the extent required by Manufacturer or not already in Manufacturer’s possession) the following (the “bluebird bio Preconditions”):
(1)    [***]
(2)    bluebird bio and other third party and facility resources for Manufacturer training as described below.
4.Foreign Shipping.
[***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
5.Third Party Testing; Existing Subcontractors.
[***]
6.Program Alignment Meetings.
[***]
7.Provision of Biological Raw Material.
[***]
8.Manufacturer Team.
[***]
9.Timeframes for Completion.
[***]
III.        STAGE 1 – Project Kick-Off
During Stage 1, Manufacturer shall work with bluebird bio and coordinate the necessary resources and logistics required to successfully implement the Services. Stage 1 Services include:
[***]
DELIVERABLES FOR STAGE 1. [***]
ESTIMATED DURATION OF STAGE 1. [***]
IV.    STAGE 2 – Technology Transfer – Training
[***]
DELIVERABLES FOR STAGE 2: [***]
ESTIMATED DURATION OF STAGE 2. [***]
V.    STAGE 3 – Technology Transfer – Process Implementation
[***]
DELIVERABLES FOR STAGE 3: [***]
ESTIMATED DURATION OF STAGE 3. [***]
VI.    STAGE 4 – Technology Transfer – Clinical Readiness
(1)    [***]
DELIVERABLES FOR STAGE 4 [***]
ESTIMATED DURATION OF STAGE 4 [***]
VII.    STAGE 5 – Clinical Manufacturing
(a)[***]
VIII.    STAGE 6 – Close-Out
[***]
ESTIMATED DURATION OF STAGE 6. [***]
10.    Facility. The Services described above shall be rendered at the Allendale Facility during Business Hours.
11.    bluebird bio Materials. bluebird bio shall provide to Manufacturer the following materials to be used by Manufacturer to perform the Services:
    [***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
12.    bluebird bio Equipment.
    None, except as may be authorized to be purchased by Manufacturer under this Work Order No. 3 in accordance with the terms herein.
13.    Manufacturer Representative.
    Project Leader: Jim Delillo Project Manager;
    Administration Contact: Cecilia Goldenberg, Senior Business Development Associate;
    Payment Contact: Lisa Lezott, Accounting Manager.

14.    bluebird bio Representative. Cynthia Provencher, Sr. Manager, Manufacturing Operations.
15.    Compensation.
[***]
[Remainder of Page Intentionally Left Blank. Signature Page Follows]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
The Parties execute this Work Order No. 3 as of the Work Order No. 3 Execution Date with the Services to be provided hereunder commencing as of the Work Order No. 3 Effective Date.
AGREED TO AND ACCEPTED BY:

bluebird bio, Inc.		Progenitor Cell Therapy, LLC

By:	/s/ Jason F. Cole	By	/s/ George S. Goldberger
Print Name:	Jason F. Cole	Print Name:	George S. Goldberger
Title:	Chief Legal Officer	Title	VP, Business Development
2017.05.01

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT NO. 6 TO
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Reference is made to that certain DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT dated February 28, 2012, (as amended, the “Agreement”), between bluebird bio, Inc. (“bluebird bio”) and Hitachi Chemical Advanced Therapeutics Solutions, LLC, formerly known as PCT, LLC and Progenitor Cell Therapy, LLC (“Manufacturer”).
This is a sixth amendment (“Sixth Amendment”) to the Agreement. To the extent any provision of this Sixth Amendment conflicts with any of the provisions of the Agreement, the provisions of this Sixth Amendment shall govern. Capitalized terms but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement, as applicable. Except for the amendments made hereby, the above referenced Agreement remains in full force and effect. This Sixth Amendment is effective as of February 27, 2019 (the “Sixth Amendment Effective Date”).

1)    The Term of the Agreement shall be extended until December 31, 2022, unless earlier terminated or extended by written mutual amendment to this Agreement.
2)    This Sixth Amendment, together with the Agreement and Work Orders thereunder constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to its subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties with respect thereto.
3)    This Sixth Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Sixth Amendment by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Sixth Amendment.

[signature page follows]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
The parties, acting through their duly authorized representatives, have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

“Manufacturer” HITACHI CHEMICAL ADVANCED THERAPEUTICS SOLUTIONS, LLC		“bluebird bio” BLUEBIRD BIO, INC.

By:	/s/ Thomas Heathman	By:	/s/ Jason Cole
Name:	Thomas Heathman	Name:	Jason Cole
Title:	Business Leader	Title:	Chief Operating and Legal Officer

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT NO. 7 TO
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Reference is made to that certain DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT dated February 28, 2012, as amended (this “Agreement”), by and between Minaris Regenerative Medicine, LLC (formerly known as Hitachi Advanced Therapeutic Solutions, LLC, PCT Cell Therapy Services, PCT, LLC, a Caladrius Company, and Progenitor Cell Therapy, LLC), a Delaware limited liability company (“Minaris”), having its offices at 4 Pearl Court, Suite C, Allendale, NJ 07401 and 75 Commerce Drive, Allendale, NJ 07401, and bluebird bio, Inc., a Delaware corporation (“bluebird bio”), having its office at 60 Binney Street, Cambridge, MA 02142. Minaris and bluebird bio are each a “Party” and collectively the “Parties”.

This is a seventh amendment (“Seventh Amendment”) to the Agreement. To the extent any provision of this Seventh Amendment conflicts with any of the provisions of the Agreement, the provisions of this Seventh Amendment shall govern. Capitalized terms but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement, as applicable. Except for the amendments made hereby, the above referenced Agreement remains in full force and effect. This Seventh Amendment is effective as of September 23, 2020 (the “Seventh Amendment Effective Date”).

1.    Article 10 of the Agreement is hereby amended to include the following:
    10.5 The parties wish to confirm that visual and any other content provided during a virtual audit of a party's facilities are within the scope of the Agreement. As part of an audit, the Party being audited (a “Disclosing Party”) may disclose or have disclosed to the auditing Party (a “Receiving Party”) Confidential Information (as defined in the Agreement). Alternatively to a physical onsite audit, the Receiving Party could request an audit as follows: similar to an onsite audit, the audit to be conducted by a Receiving Party auditor with the Disclosing Party's representative(s) present would be via electronic meeting using video conferencing (a “Virtual Audit”). [***]
    Virtual Audit. The Parties hereby agree and confirm that the visual and any other content provided ahead of and during any Virtual Audit is the property of the Disclosing Party and is the Confidential Information of the Disclosing Party subject to the terms and conditions of the Agreement and is to be used by the Receiving Party for no purpose other than the Virtual Audit. The Disclosing Party agrees to provide to the Receiving Party the relevant documents (including but not limited to SOPs and relevant Policies) for a maximum of [***] scheduled Virtual Audit and during the Virtual Audit. The Receiving Party agrees not to record, print, copy, reproduce, distribute, license, transfer, sale, retransmit, upload, download, store, display in public, alter, modify or create derivative works of the content of the Audit or any part thereof other than for purposes of the Virtual Audit and the report thereof. The Receiving Party is solely responsible for ensuring the security of the means of transmitting the content of the Virtual Audit from the Disclosing Party’s facilities to the Receiving Party.]
2.    This Seventh Amendment, together with the Agreement and Work Orders thereunder constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to its subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties with respect thereto.
3.    This Seventh Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Seventh Amendment by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Seventh Amendment.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
IN WITNESS WHEREOF, authorized representatives of the Parties have executed and delivered this Seventh Amendment as of the Seventh Amendment Effective Date.

Minaris Regenerative Medicine, LLC		bluebird bio, Inc.

By:	/s/ Christian Rouldan	By:	/s/ Cynthia Provencher
Name:	Christian Rouldan	Name:	Cynthia Provencher
Title:	Business Development	Title:	Associate Director, Vendor Management Strategy

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
CHANGE ORDER NO. 2 TO WORK ORDER NO. 13 AND EIGHTH
AMENDMENT TO DEVELOPMENT AND MANUFACTURING SERVICES
AGREEMENT
CHANGE ORDER NO. 2 TO WORK ORDER NO. 13 AND EIGHTH AMENDMENT TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT (“Change Order No. 2”) by and between bluebird bio, Inc. (“bluebird bio” or “Company”) and Minaris Regenerative Medicine, LLC (formerly named Hitachi Chemical Advanced Therapeutic Solutions, LLC, PCT Cell Therapy Services, LLC, PCT, LLC, a Caladrius Company, and Progenitor Cell Therapy, LLC) (“Manufacturer” or “Minaris”), will be effective as of November 8, 2021 (the “Change Order No. 2 Effective Date”), and upon execution will be incorporated into Work Order No. 13 between bluebird bio and Manufacturer, dated February 14, 2020 as amended by Change Order to Work Order No. 13 and Eighth Amendment to Development and Manufacturing Services Agreement effective as of February 1, 2021 (the “Work Order”), and the Development and Manufacturing Services Agreement between bluebird bio and Manufacturer dated February 28, 2012 (as amended, the “Agreement”). Capitalized terms used in this Change Order No. 2 will have the same meaning as set forth in the Agreement.
The provisions of this Change Order No. 2 supersede those set forth in the Work Order or any other work order to the extent inconsistent herewith.
The purposes of this Change Order No. 2 are as follows:
    [***]
1.CER 305. The Parties agree that the [***]
2.    [***]

3.    Commercial Manufacturing. The Parties hereby agree that the Agreement and Work Order are only applicable to manufacturing for clinical studies and that any commercial manufacturing will necessitate a further agreement between the Parties.

4.    Payment Terms. Beginning as of the Change Order No. 2 Effective Date until the execution of the [***].

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
This Change Order No. 2 has been duly executed by the Parties as of the Change Order No. 2 Effective Date.

AGREED TO AND ACCEPTED BY:

bluebird bio, Inc.		Minaris Regenerative Medicine, LLC

By:	/s/ Thomas Leitch	By:	/s/ Jo Anne Valentino
Name:	Thomas Leitch	Name:	Jo Anne Valentino
Title:	Vice President, Manufacturing	Title:	Chief Operating Officer
Date:	February 2, 2022	Date:	January 21, 2022

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
NINTH AMENDMENT TO
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

THIS NINTH AMENDMENT TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT (this “Amendment”) is effective as of January 14, 2022 (the “Amendment Effective Date”) by and between MINARIS REGENERATIVE MEDICINE, LLC (formerly named Hitachi Chemical Advanced Therapeutic Solutions, LLC, PCT Cell Therapy Services, LLC, PCT, LLC, a Caladrius Company, and Progenitor Cell Therapy, LLC), a Delaware limited liability company having its office at 4 Pearl Court Allendale, NJ 07401 (“Minaris”) and bluebird bio, Inc. a Delaware corporation having its principal place of business at 60 Binney Street, Cambridge, MA 02142 (“Client”). Minaris and Client are each a “Party” and collectively the “Parties”.

1.    Purpose. The Parties entered into a Development and Manufacturing Services Agreement with an Effective Date as of February 28, 2012 (the “Agreement”). Due to the global pandemic, the Parties wish to allow for virtual visits as an alternative to physical on-site visits and wish to confirm that visual and any other content provided during a virtual visit to a party’s facilities are within the scope of Article 10 of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement. As part of a visit, the Party being visited (a “Disclosing Party”) may disclose or have disclosed to the visiting Party (a “Receiving Party”) Confidential Information (as defined in the Agreement). The Receiving Party could request a visit as follows: similar to an onsite visit, the visit to be conducted by a Receiving Party visitor with the Disclosing Party’s representative(s) present would be via a broadcast from within a Controlled Environment Room (a “Virtual Visit”).
2.    Virtual Visit. The Parties hereby agree and confirm that [the visual and any other content provided during any Virtual Visit is the property of the Disclosing Party and is the Confidential Information of the Disclosing Party subject to the terms and conditions of the Agreement and is to be used by the Receiving Party for no purpose other than the Virtual Visit. The Receiving Party agrees not to record, print, copy, reproduce, distribute, license, transfer, sale, retransmit, upload, download, store, display in public, alter, modify or create derivative works of the content of the Virtual Visit or any part thereof other than for purposes of the Virtual Visit and the report thereof. The Receiving Party is solely responsible for ensuring the security of the means of transmitting the content of the Virtual Visit from the Disclosing Party’s facilities to the Receiving Party. The Parties acknowledge that up to [***] for Virtual Visit purposes will be provided for a duration of up to [***] from the Amendment Effective Date.]
3.    General.
    (a)    This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to conflict of law principles. Any action in connection with the Agreement or this Amendment shall exclusively be brought in accordance with the Agreement.
    (b)    The Agreement as amended hereby contains the entire agreement between the Parties relating to the purpose hereof and supersedes all prior or contemporaneous negotiations and agreements with respect thereto, all of which have become merged and integrated into the Agreement.
    (c)    This Amendment may not be amended, modified or terminated, nor any obligation waived, except by a writing signed and delivered by authorized representatives of each Party.
    (d)    This Amendment may be executed and delivered by an original, facsimile or electronic signature from a duly authorized person of each Party and be in multiple counterparts, with such counterparts constituting one instrument.
    (e)    Except as specifically amended and modified above, the Agreement, as amended hereby is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. All references in the Agreement to the Agreement mean the Agreement as amended hereby.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
IN WITNESS WHEREOF, authorized representatives of the Parties have executed and delivered this Amendment as of the Amendment Effective Date.

Minaris Regenerative Medicine, LLC		bluebird bio, Inc.

By:	/s/ Jo Anne Valentino	By:	/s/ Ashley R. Bisognani
Name:	Jo Anne Valentino	Name:	Ashley R. Bisognani
Title:	Chief Operating Officer	Title:	Associate Director, Supplier Strategy & Operations
Date:	January 14, 2022	Date:	January 19, 2022

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
AMENDMENT NO. 10 TO
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Reference is made to that certain DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT dated February 28, 2012, (as amended, the “Agreement”), between bluebird bio, Inc. (“bluebird bio”) and Minaris Regenerative Medicine, LLC, formerly named Hitachi Chemical Advanced Therapeutics Solutions, LLC, PCT Cell Therapy Services, LLC, PCT, LLC, a Caladrius Company and Progenitor Cell Therapy, LLC (“Manufacturer”).
This is a tenth amendment (“Tenth Amendment”) to the Agreement. To the extent any provision of this Tenth Amendment conflicts with any of the provisions of the Agreement, the provisions of this Tenth Amendment shall govern. Capitalized terms but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement, as applicable. Except for the amendments made hereby, the above referenced Agreement remains in full force and effect. This Tenth Amendment is effective as of August 28, 2022 (the “Tenth Amendment Effective Date”).

1)    The Term of the Agreement shall be extended until December 31, 2024, unless earlier terminated or extended by written mutual amendment to this Agreement.
2)    This Tenth Amendment, together with the Agreement and Work Orders thereunder constitutes the final, complete and exclusive statement of the agreement between the parties pertaining to its subject matter and supersedes any and all prior and contemporaneous understandings or agreements of the parties with respect thereto.
3)    This Tenth Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Tenth Amendment by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Tenth Amendment.

[signature page follows]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
The parties, acting through their duly authorized representatives, have executed this Tenth Amendment as of the Tenth Amendment Effective Date.

“Manufacturer” MINARIS REGENERATIVE MEDICINE, LLC		“bluebird bio” BLUEBIRD BIO, INC.

By:	/s/ Hiroto Bando	By:	/s/ Ashley R. Bisognani
Name:	Hiroto Bando, PhD	Name:	Ashley R. Bisognani
Title:	CEO	Title:	Associate Director, Supplier Strategy

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
ELEVENTH AMENDMENT TO
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

THIS ELEVENTH AMENDMENT TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT (this “Amendment”) is effective as of October 10, 2022 (the “Amendment Effective Date”) by and between MINARIS REGENERATIVE MEDICINE, LLC (formerly named Hitachi Chemical Advanced Therapeutic Solutions, LLC, PCT Cell Therapy Services, LLC, PCT, LLC, a Caladrius Company, and Progenitor Cell Therapy, LLC), a Delaware limited liability company having its office at 4 Pearl Court Allendale, NJ 07401 (“Minaris”) and bluebird bio, Inc. a Delaware corporation having its principal place of business at 455 Grand Union Boulevard, Somerville, MA 02145 (“Client”). Minaris and Client are each a “Party” and collectively the “Parties”.

1.    Purpose. The Parties entered into a Development and Manufacturing Services Agreement with an Effective Date as of February 28, 2012 (the “Agreement”) and wish to confirm that visual and any other content provided during a virtual visit to or audit of a party’s facilities are within the scope of Article 10 and Section 5.2(d) of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement. As part of a visit or audit, the Party being visited (a “Disclosing Party”) may disclose or have disclosed to the visiting Party (a “Receiving Party”) Confidential Information (as defined in the Agreement). Alternatively to a physical onsite visit, the Receiving Party could request a visit as follows: similar to an onsite visit, the visit to be conducted by a Receiving Party visitor with the Disclosing Party’s representative(s) present would be via a broadcast from within a Controlled Environment Room (a “Virtual Visit”).
2.    Virtual Visit. The Parties hereby agree and confirm that the visual and any other content provided during any Virtual Visit is the property of the Disclosing Party and is the Confidential Information of the Disclosing Party subject to the terms and conditions of the Agreement and is to be used by the Receiving Party for no purpose other than the Virtual Visit. The Receiving Party agrees not to record, print, copy, reproduce, distribute, license, transfer, sale, retransmit, upload, download, store, display in public, alter, modify or create derivative works of the content of the Virtual Visit or any part thereof other than for purposes of the Virtual Visit and the report thereof. The Receiving Party is solely responsible for ensuring the security of the means of transmitting the content of the Virtual Visit from the Disclosing Party’s facilities to the Receiving Party. The Parties acknowledge that up to [***] may have Virtual Visits for the period until [***].
3.    Client employees. Client represents and warrants that any person conducting a Virtual Visit on behalf of Client shall be an employee of Client and shall inform Minaris within 48 hours if any such employee is no longer a Client employee.
4.    Dedicated Room. [***]
5.    General.
    (a)    This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to conflict of law principles. Any action in connection with the Agreement or this Amendment shall exclusively be brought in accordance with the Agreement.
    (b)    The Agreement as amended hereby contains the entire agreement between the Parties relating to the purpose hereof and supersedes all prior or contemporaneous negotiations and agreements with respect thereto, all of which have become merged and integrated into the Agreement.
    (c)    This Amendment may not be amended, modified or terminated, nor any obligation waived, except by a writing signed and delivered by authorized representatives of each Party.
    (d)    This Amendment may be executed and delivered by an original, facsimile or electronic signature from a duly authorized person of each Party and be in multiple counterparts, with such counterparts constituting one instrument.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
    (e)    Except as specifically amended and modified above, the Agreement, as amended hereby is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. All references in the Agreement to the Agreement mean the Agreement as amended hereby.

IN WITNESS WHEREOF, authorized representatives of the Parties have executed and delivered this Amendment as of the Amendment Effective Date.

MINARIS REGENERATIVE MEDICINE, LLC		BLUEBIRD BIO, INC.

By:	/s/ Hiroto Bando	By:	/s/ Stephen Carpenter
Name:	Hiroto Bando, MBA, PhD	Name:	Stephen Carpenter
Title:	Chief Executive Officer	Title:	Associate Director, Manufacturing
Date:	10/21/2022	Date:	10/25/2022

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
TWELFTH AMENDMENT TO
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

THIS TWELFTH AMENDMENT TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT (this “Amendment”) is effective as of November 15, 2023 (the “Twelfth Amendment Effective Date”) by and between Minaris Regenerative Medicine, LLC (formerly named Hitachi Chemical Advanced Therapeutics Solutions, LLC, PCT Cell Therapy Services, LLC, PCT, LLC, a Caladrius Company, and Progenitor Cell Therapy, LLC), a Delaware limited liability company having its office at 4 Pearl Court Allendale, NJ 07401 (“Manufacturer”) and bluebird bio, Inc., a Delaware corporation having its principal place of business at 455 Grand Union Boulevard, Somerville, MA 02145 (“bluebird bio”). Manufacturer and bluebird bio are each a “Party” and collectively the “Parties”.

RECITALS:
WHEREAS, the Parties entered into the Development and Manufacturing Services Agreement with an Effective Date as of February 28, 2012 (together with fully executed amendments thereto, the “Agreement”) and multiple fully executed Work Orders, as amended by any Change Orders thereto, that pursuant to the terms of the Agreement were incorporated into and made part of the Agreement;
WHEREAS, the Agreement was initially intended to engage Manufacturer for Manufacture of Product for clinical use and certain terms of the Agreement, including in Work Orders, and identified that commercial manufacturing would necessitate a further agreement between the Parties;
WHEREAS, bluebird bio desires to engage Manufacturer for commercial manufacturing under the Agreement, and Manufacturer desires to perform such commercial manufacturing for bluebird bio; and
WHEREAS, the Parties desire to amend the Agreement to delete references that prevent use of the Agreement for commercial manufacture, to add additional terms and conditions applicable to commercial manufacture, and to make certain other amendments to the Agreement.

AGREEMENT:
NOW, THEREFORE, for good and valuable consideration and intending to be legally bound, the Parties hereby agree as follows:
1.    In Section 1, Definitions, of the Agreement, the following changes are made:
    (a)    In Section 1.7, in the definition of “Authority”, the words “or sale of” are inserted after the words “use of”.
    (b)    Section 1.15, definition of Business Hours, is deleted in its entirety and replaced with the following:
        “1.15    Business Hours” means 9:00 a.m. ET -5:00 p.m. ET Monday through Friday, excluding U.S. federal holidays.”
    (c)    In Section 1.17, definition of Certificate of Compliance, the words “with cGMP (if applicable,” are deleted and replaced with “with cGMP (if applicable),”.
    (d)    Section 1.20 “COLA” is deleted in its entirety.
    (e)    Section 1.24 “Determination Date” is deleted in its entirety.
    (f)    Section 1.41, definition of Product, is deleted in its entirety and replaced with the following:
    [***]
    (g)    Section 1.44, definition of Quality Agreement, is deleted in its entirety and replaced with the following:
“1.44 “Quality Agreement” means the Quality Agreement between the Parties dated August 16, 2023.”

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

    (h)    Section 1.50, definition of Specifications, the following is inserted as an additional sentence at the end of the definition:
“The term Specifications as applied to Commercial Product means the list of tests, references to any analytical procedures and appropriate acceptance criteria which are numerical limits, ranges or other criteria for tests described in order to establish a set of criteria to which such Commercial Product at any stage of Manufacture should conform to be considered acceptable for its intended use as set forth in the applicable BLA.”
    (i)    In Section 1.53, definition of Work Order, the words “or otherwise mutually agreed to in writing” are inserted after the words “attached hereto as Appendix A”.
2.    Section 3.1 Representatives, is deleted in its entirety and replaced with the following:
“3.1 Joint Steering Committee. The Parties shall promptly establish and convene a joint steering committee (the “JSC”). The role of the JSC shall be the overall coordination and oversight of the Parties’ activities under this Agreement in an advisory capacity only. The JSC shall consist of [***]. The JSC shall meet [***], unless otherwise agreed in writing by the Parties. Meetings of the JSC shall be effective only if [***]. The JSC shall not have the power to take any action under this Agreement to interpret, amend or modify this Agreement or waive compliance therewith.”
3.    Section 3.3, Subcontracting, is deleted in its entirety and replaced with the following:
“3.3. Subcontracting. Manufacturer [***].”
4.    In Section 3.4, Duty to Notify, the following is inserted after the existing paragraph:
        “On or about [***], Manufacturer will provide [***].”
5.    In Section 4.1, Supply of Materials, the following is inserted as a new paragraph after the existing paragraph:
        [***]
6.    In Section 5, Development and Manufacture of Product, the following changes are made:
    (a)    Section 5.1, Applicable Law, is deleted in its entirety and replaced with the following:
        “5.1    Applicable Law. Manufacturer will comply with Applicable Law in all material respects in its performance of the Services and with respect to Manufacture of a Batch of Commercial Product, Manufacturer will also comply with cGMP.”
    (b)    In Section 5.2 (c), License and Permits, the words “and maintaining” are inserted after the words “for obtaining”.
    (c)    In Section 5.2 (d), On-Site Consultations, the following new subsection is inserted [***]:
    [***]
    (d)    In Section 5.5 (b), Regulatory Inspections, the following changes are made:
    (i)    The third sentence is deleted in its entirety and replaced with the following:
“If prior notice (or other communication to bluebird bio) advising bluebird bio of an inspection is not reasonably possible, Manufacturer shall inform bluebird bio as soon as practicable, but in any case within [***] Business Days of Manufacturer’s awareness of a regulatory inspection that affects Services under this Agreement and/or a particular Work Order based on terms defined under the Quality Agreement. Notwithstanding the foregoing, if such regulatory inspection is triggered by a safety concern which could affect Manufacturing, then Manufacturer shall inform bluebird bio within [***] of its awareness of such regulatory inspection.”
[***]
7.    [***]

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
8.    [***]
9.    [***]
10.    [***]
11.    In Section 11.1, Manufacturer Representations and Warranties, the following changes are made:
    [***]
12.    [***]
13.    In Section 12, Indemnification, the following changes are made:
    [***]
    (b)    Section 12.6, Liability Cap, is deleted in its entirety and replaced with the following:
        “12.6 Liability Cap. [***]
14.    [***]
15.    Section 14.1, Term, is deleted in its entirety and replaced with the following:
    “14.1    Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Section 14, will expire on the later of (a) February 28, 2028; or (b) the completion of Services under all Work Orders executed by the parties prior to February 28, 2028 (the “Term”). This Agreement and any Work order may be extended by mutual written agreement of the parties.”
16.    [***]
17.    The Parties agree that notwithstanding statements in the Agreement to the contrary, including in any Work Orders entered into prior to the Twelfth Amendment Effective Date, the Agreement can be used to contract for Manufacture of Commercial Product and no additional agreement is needed for commercial manufacture other than one or several future fully executed Work Order(s) for manufacture of Commercial Product.
18.    The Parties acknowledge that Work Order No. 13 dated February 14, 2020 was identified as a Seventh Amendment and that there also was an Amendment No. 7 effective as of September 23, 2020. Both Parties acknowledge the duplication of numbering but agree that both amendments are valid.
19.    General.
(a)    This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to conflict of law principles. Any action in connection with the Agreement or this Amendment shall exclusively be brought in accordance with the Agreement.
(b)    The Agreement as amended hereby contains the entire agreement between the Parties relating to the purpose hereof and supersedes all prior or contemporaneous negotiations and agreements with respect thereto, all of which have become merged and integrated into the Agreement.
(c)    This Amendment may not be amended, modified or terminated, nor any obligation waived, except by a writing signed and delivered by authorized representatives of each Party.
(d)    This Amendment may be executed and delivered by an original, facsimile or electronic signature from a duly authorized person of each Party and be in multiple counterparts, with such counterparts constituting one instrument.
(e)    Except as specifically amended and modified above, the Agreement, as amended hereby is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. All references in the Agreement to the Agreement mean the Agreement as amended hereby.

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
IN WITNESS WHEREOF, authorized representatives of the Parties have executed and delivered this Amendment as of the Twelfth Amendment Effective Date.

MINARIS REGENERATIVE MEDICINE, LLC		BLUEBIRD BIO, INC.

By:	/s/ Hiroto Bando	By:	/s/ Kasra Kasraian
Name:	Hiroto Bando, MBA, PhD	Name:	Kasra Kasraian
Title:	Chief Executive Officer	Title:	SVP- Pharmaceutical Development & Technology
Date:	November 16, 2023	Date:	November 20, 2023